UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2023

Ritchie Bros. Auctioneers Incorporated

(Exact name of registrant as specified in its charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6

(Address of principal executive offices) (Zip Code)

(778) 331-5500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 15, 2023, Ritchie Bros. Auctioneers Incorporated (“Ritchie Bros.” or the “Company”) announced that Ritchie Bros. Holdings Inc., a Washington corporation and wholly-owned subsidiary of Ritchie Bros. (the “Issuer”), completed its previously announced offering of the following two series of senior notes issued at par:

(1)            $550 million aggregate principal amount of 6.750% senior secured notes due 2028 (the “Secured Notes”), issued under the Indenture, dated as of March 15, 2023 (the “2028 Indenture”), among the Issuer, Ritchie Bros., as guarantor, U.S. Bank Trust Company, National Association (“US Bank”), as trustee (in such capacity, the “Secured Notes Trustee”), and US Bank, as collateral agent; and

(2)            $800 million aggregate principal amount of 7.750% senior notes due 2031 (the “Unsecured Notes” and, together with the Secured Notes, the “Notes”), to be issued under the Indenture, dated as of March 15, 2023 (the “2031 Indenture” and, together with the 2028 Indenture, the “Indentures”), among the Issuer, Ritchie Bros., as guarantor, and US Bank, as trustee (the “Unsecured Notes Trustee”).

Ritchie Bros. intends to use the net proceeds from the offering of the Notes, together with proceeds from its term loan A facility and cash from its balance sheet, to fund the cash portion of the consideration payable in the previously announced merger with IAA, Inc. and its subsidiaries (“IAA” and such transaction, the “Mergers”), refinance IAA’s existing indebtedness, repay or refinance all of Ritchie Bros.’ indebtedness, including Ritchie Bros.’ existing 5.375% Senior Notes due 2025 (the “existing 2025 notes”), pay a one-time, special cash dividend1 to Ritchie Bros.’ shareholders and pay related fees and expenses. The gross proceeds from the offering, together with certain additional amounts, were placed into escrow accounts pending the consummation of the Mergers. The escrow accounts are governed by: (i) an escrow and security agreement, dated March 15, 2023 (the “Secured Notes Escrow and Security Agreement”), among the Issuer, the Secured Notes Trustee and US Bank, as a “securities intermediary” and escrow agent; and (ii) an escrow and security agreement, dated March 15, 2023 (the “Unsecured Notes Escrow and Security Agreement” and together with the Secured Notes Escrow and Security Agreement, collectively, the “Escrow and Security Agreements”, and each, an “Escrow and Security Agreement”), among the Issuer, the Unsecured Notes Trustee and US Bank, as a “securities intermediary” and escrow agent.

The Notes have been offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the U.S. in reliance on Regulation S of the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes have not been qualified for sale to the public by prospectus under applicable Canadian securities laws and accordingly, any offer and sale of the securities in Canada has been made on a basis which is exempt from the prospectus requirements of such securities laws.

Certain terms and conditions of the 2028 Indenture and the Secured Notes are as follows:

Maturity. The Secured Notes mature on March 15, 2028.

Interest. The Secured Notes accrue interest at a rate of 6.750% per year. Interest on the Secured Notes is payable semi-annually on each March 15 and September 15, commencing September 15, 2023.

Issue Price. The Notes were issued at par.

1 Special dividend of $1.08 per share would be payable contingent upon closing of the Mergers to Ritchie Bros. shareholders of record as of a pre-closing record date to be determined with consent of the TSX.

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Guarantees. The Secured Notes will initially be guaranteed by the Company, but not by any of the Company’s subsidiaries and will not be guaranteed by IAA or any of its subsidiaries. Upon consummation of the Mergers, the Secured Notes will be, jointly and severally, fully and unconditionally guaranteed, on a senior secured basis, by the Company and each of the Company’s subsidiaries (other than the Issuer) that is a borrower, or guarantees indebtedness, under Ritchie Bros.’ credit agreement dated October 27, 2016 (as amended, amended and restated, supplemented and otherwise modified, the “Credit Agreement”) or certain capital markets indebtedness, including the other series of Notes. IAA and its subsidiaries that become a borrower or guarantor under the Credit Agreement are expected to become guarantors following the consummation of the Mergers.

Priority following the consummation of the Acquisition. Upon the consummation of the Mergers, the Secured Notes and the related guarantees will be: equal in right of payment with all of the Issuer’s and the guarantors’ senior debt (including borrowings under the Credit Agreement), without giving effect to collateral arrangements; senior in right of payment to all of the Issuer’s and the guarantors’ future subordinated debt, if any, without giving effect to the collateral arrangements; and structurally subordinated in right of payment to all liabilities (including trade payables) of the Issuer’s and the guarantors’ subsidiaries that do not guarantee the Secured Notes. In addition, the Secured Notes and related guarantees, respectively, will be pari passu with Ritchie Bros.’ and the guarantors’ obligations that are secured by a first priority lien (subject to certain permitted liens) on the Collateral (as defined in the 2028 Indenture) (including the borrowings under the Credit Agreement) to the extent of the value of the Collateral, and effectively senior to Ritchie Bros.’ and the guarantors’ respective existing and future indebtedness that is unsecured or that is secured by junior liens, including the Unsecured Notes and the existing 2025 notes, in each case to the extent of the value of the Collateral.

Special Mandatory Redemption. If the Mergers are not consummated on or before September 30, 2023 or the merger agreement is terminated prior to such date, the Issuer will be required to redeem all of the outstanding Secured Notes at a redemption price equal to 100% of the original offering price of the Secured Notes, plus accrued and unpaid interest to, but excluding, the date of such mandatory redemption. In such event, the escrowed proceeds will be applied to fund a portion of such redemption price.

Optional Redemption. On or after March 15, 2025, the Issuer may redeem the Secured Notes, in whole or in part, at any time and from time to time at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Issuer may redeem up to 40% of the aggregate principal amount of the Secured Notes at any time and from time to time before March 15, 2026, with an amount up to the net proceeds of certain equity offerings at a redemption price of 106.750% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The Issuer may also redeem the Secured Notes, in whole or in part, at any time and from time to time before March 15, 2025, at a redemption price of 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a “make-whole” premium.

Change of Control. If Ritchie Bros. experiences certain kinds of changes of control following the consummation of the Mergers, the Issuer may be required to repurchase the Secured Notes at a price equal to 101% of the principal amount of the Secured Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Additional Amounts and Tax Redemption. All payments in respect of the Secured Notes and the guarantees will be made without withholding or deduction for any taxes except to the extent required by law. If withholding or deduction is required by law in a relevant tax jurisdiction, subject to certain exceptions, an additional amount will be paid so that the net amount received by a holder or a beneficial holder is no less than the amount that such holder or beneficial holder would have received in the absence of such withholding or deduction, provided that no additional amount will be paid for U.S. withholding taxes imposed, withheld or deducted on any payment on or with respect to the Secured Notes. If certain changes in tax law or treaties (or any regulations or rulings promulgated thereunder) in a relevant tax jurisdiction become effective that would require an additional amount to be paid or certain tax indemnification payments be made with respect to the Secured Notes or the guarantees with respect thereto, Ritchie Bros. may redeem the Secured Notes in whole, but not in part, at any time, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, and all additional amounts, if any.

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Certain Covenants. The 2028 Indenture contains covenants that will, after consummation of the Mergers, limit, among other things, the Company’s and its restricted subsidiaries’ (including the Issuer) ability to: incur additional indebtedness (including guarantees thereof); incur or create liens on their assets securing indebtedness; make certain restricted payments; make certain investments; dispose of certain assets; allow to exist certain restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other payments to the Company or the Issuer; engage in certain transactions with affiliates; and consolidate, amalgamate or merge with or into other companies. These covenants are subject to a number of important limitations and exceptions.

Events of Default. The 2028 Indenture contains customary events of default which could, subject to certain conditions, cause the Secured Notes to become immediately due and payable.

Certain terms and conditions of the 2031 Indenture and the Unsecured Notes are as follows:

Maturity. The Unsecured Notes mature on March 15, 2031.

Interest. The Unsecured Notes accrue interest at a rate of 7.750% per year. Interest on the Unsecured Notes is payable semi-annually on each March 15 and September 15, commencing September 15, 2023.

Issue Price. The Unsecured Notes were issued at par.

Guarantees. The Unsecured Notes will initially be guaranteed by the Company, but not by any of the Company’s subsidiaries and will not be guaranteed by IAA or any of its subsidiaries. Upon consummation of the Mergers, the Unsecured Notes will be, jointly and severally, fully and unconditionally guaranteed, on a senior unsecured basis, by the Company and each of the Company’s subsidiaries (other than the Issuer) that is a borrower, or guarantees indebtedness, under the Credit Agreement or certain capital markets indebtedness, including the other series of Notes. IAA and its subsidiaries that become a borrower or guarantor under the Credit Agreement are expected to become guarantors following the consummation of the Mergers.

Priority following the consummation of the Acquisition. Upon the consummation of the Mergers, the Unsecured Notes and the related guarantees will be: equal in right of payment with all of the Issuer’s and the guarantors’ senior debt (including borrowings under the Credit Agreement), without giving effect to collateral arrangements; senior in right of payment to all of the Issuer’s and the guarantors’ future subordinated debt, if any, without giving effect to the collateral arrangements; and structurally subordinated in right of payment to all liabilities (including trade payables) of the Issuer’s and the guarantors’ subsidiaries that do not guarantee the Unsecured Notes. In addition, the Unsecured Notes and related guarantees, respectively, will be effectively subordinated to all of the Company’s, the Issuer’s or the guarantors’ obligations that are secured, including the Secured Notes and the Credit Agreement, in each case, to the extent of the value of the assets securing such indebtedness.

Special Mandatory Redemption. If the Mergers are not consummated on or before September 30, 2023 or the merger agreement is terminated prior to such date, the Issuer will be required to redeem all of the outstanding Unsecured Notes at a redemption price equal to 100% of the original offering price of the Unsecured Notes, plus accrued and unpaid interest to, but excluding, the date of such mandatory redemption. In such event, the escrowed proceeds will be applied to fund a portion of such redemption price.

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Optional Redemption. On or after March 15, 2026, the Issuer may redeem the Unsecured Notes, in whole or in part, at any time and from time to time at certain fixed redemption prices expressed as percentages of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In addition, the Issuer may redeem up to 40% of the aggregate principal amount of the Unsecured Notes at any time and from time to time before March 15, 2026, with an amount up to the net proceeds of certain equity offerings at a redemption price of 107.750% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The Issuer may also redeem the Unsecured Notes, in whole or in part, at any time and from time to time before March 15, 2026, at a redemption price of 100% of the principal amount plus accrued and unpaid interest, if any, to, but excluding, the redemption date, plus a “make-whole” premium.

Change of Control. If Ritchie Bros. experiences certain kinds of changes of control following the consummation of the Mergers, the Issuer may be required to repurchase the Unsecured Notes at a price equal to 101% of the principal amount of the Unsecured Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

Additional Amounts and Tax Redemption. All payments in respect of the Unsecured Notes and the guarantees will be made without withholding or deduction for any taxes except to the extent required by law. If withholding or deduction is required by law in a relevant tax jurisdiction, subject to certain exceptions, an additional amount will be paid so that the net amount received by a holder or a beneficial holder is no less than the amount that such holder or beneficial holder would have received in the absence of such withholding or deduction, provided that no additional amount will be paid for U.S. withholding taxes imposed, withheld or deducted on any payment on or with respect to the Unsecured Notes. If certain changes in tax law or treaties (or any regulations or rulings promulgated thereunder) in a relevant tax jurisdiction become effective that would require an additional amount to be paid or certain tax indemnification payments be made with respect to the Unsecured Notes or the guarantees with respect thereto, Ritchie Bros. may redeem the Unsecured Notes in whole, but not in part, at any time, at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, and all additional amounts, if any.

Certain Covenants. The 2031 Indenture contains covenants that will, after consummation of the Mergers, limit, among other things, the Company’s and its restricted subsidiaries’ (including the Issuer) ability to: incur additional indebtedness (including guarantees thereof); incur or create liens on their assets securing indebtedness; make certain restricted payments; make certain investments; dispose of certain assets; allow to exist certain restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other payments to the Company or the Issuer; engage in certain transactions with affiliates; and consolidate, amalgamate or merge with or into other companies. These covenants are subject to a number of important limitations and exceptions.

Events of Default. The 2031 Indenture contains customary events of default which could, subject to certain conditions, cause the Unsecured Notes to become immediately due and payable.

The above descriptions of the Indentures and the Notes are summaries and are qualified in their entirety by the terms of the Indentures and the Notes. Copies of the Indentures (including the forms of Notes), are attached as exhibits 4.1 and 4.2 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above with respect to the Indentures and the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

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Item 7.01 Regulation FD

Copies of the Escrow and Security Agreements are attached as exhibits 99.1 and 99.2 and are incorporated herein by reference. Ritchie Bros. is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached as exhibits 99.1 and 99.2. The information set forth in Item 7.01 of this Current Report on Form 8-K, including the exhibits 99.1 and 99.2 referenced herein, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of Ritchie Bros.’ filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01 Other Events

A copy of the press release announcing the closing of the offering of the Notes is attached as Exhibit 99.3 and is incorporated herein by reference.

Caution Regarding Forward Looking Statements

This current report contains information relating to a proposed business combination transaction between Ritchie Bros. and IAA. This current report contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation (collectively, “forward-looking statements”), including, in particular, Ritchie Bros.’ ability to satisfy the conditions in the merger agreement and consummate the transactions on the anticipated timeline, or at all, the benefits and synergies of the Merger, future opportunities for the combined businesses of Ritchie Bros. and IAA, future financial and operational results, personnel matters and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as “expect”, “plan, “anticipate”, “project”, “target”, “potential”, “schedule”, “forecast”, “budget”, “estimate”, “intend” or “believe” and similar expressions or their negative connotations, or statements that events or conditions “will”, “would”, “may”, “could”, “should” or “might” occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.’ control, including risks and uncertainties related to: our ability to consummate the Merger and to satisfy the conditions to releasing the proceeds of this offering from escrow; our future strategy, objectives, targets, projections performance; our ability to drive shareholder value; potential growth and market opportunities; potential future mergers and acquisitions, including the proposed acquisition of IAA; our expected indebtedness in connection with the proposed acquisition of IAA; our ability to integrate potential acquisitions, including the Merger; our internet initiatives and the level of participation in our auctions by internet bidders, and the success of our online marketplaces; our ability to grow our businesses, acquire new customers, enhance our sector reach, drive geographic depth and scale our operations; the impact of our new initiatives, services, investments and acquisitions on us and our customers; the severity, magnitude and duration of the COVID-19 pandemic and the direct and indirect impact of such pandemic, as well as responses to the pandemic by the government, business and consumers, on our operations and personnel, commercial activity and demand across our business and our customers’ businesses; the acquisition or disposition of properties; our future capital expenditures and returns on those expenditures; financing available to us from our credit facilities or other sources, our ability to refinance borrowings and the sufficiency of our working capital to meet our financial needs; our ability to add new business and information solutions, including, among others, our ability to maximize and integrate technology to enhance our existing services and support additional value-added service offerings; the supply trend of equipment in the market and the anticipated price environment for late model equipment, as well as the resulting effect on our business and Gross Transaction Value (“GTV”); fluctuations in our quarterly revenues and operating performance resulting from the seasonality of our business; our compliance with all laws, rules, regulations, and requirements that affect our business; effects of various economic, financial, industry and market conditions or policies, including rising interest rates, inflation and the supply and demand for property, equipment or natural resources; the geopolitical situation in Eastern Europe in light of Russia’s invasion of Ukraine; the behavior of equipment pricing; the relative percentage of GTV represented by straight commission or underwritten (guarantee and inventory) contracts, and its impact on revenues and profitability; the effect of any currency exchange and interest rate fluctuations on our results of operations; the grant and satisfaction of equity awards pursuant to our compensation plans; any future declaration and payment of dividends, including the special dividend to be paid to our shareholders in connection with the Mergers, and the tax treatment of any such dividends; our ability to satisfy our present operating requirements and fund future growth through existing working capital, credit facilities and debt; our failure to realize the anticipated benefits of the Merger in the expected time frame or at all; our expectations with respect to the integration and results of operations of IAA and the impact of the Merger and this offering; as well as the risks and uncertainties set forth in Ritchie Bros.’ Annual Report on Form 10-K for the year ended December 31, 2022, which is available on the SEC, SEDAR, and Ritchie Bros.’ websites. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.’ forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this current report and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

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No Offer or Solicitation

This current report is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed IAA transaction, Ritchie Bros. filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of Ritchie Bros. to be issued in connection with the proposed IAA transaction on December 14, 2022 (the “Initial Registration Statement”), as amended by Amendment No. 1 to the Initial Registration Statement filed with the SEC and applicable Canadian security regulatory authorities on February 1, 2023 and Amendment No. 2 to the Initial Registration Statement filed with the SEC and applicable Canadian security regulatory authorities on February 9, 2023 (together with the Initial Registration Statement, the “Registration Statement”). The Registration Statement was declared effective by the SEC on February 10, 2023. The Registration Statement includes a joint proxy statement/prospectus which was sent to the shareholders of Ritchie Bros. and stockholders of IAA seeking their approval of their respective transaction-related proposals. Each of Ritchie Bros. and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed IAA transaction. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that Ritchie Bros. or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED IAA TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RITCHIE BROS., IAA AND THE PROPOSED IAA TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from Ritchie Bros. at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by Ritchie Bros. (when they are available) will be available free of charge by accessing Ritchie Bros.’ website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to Ritchie Bros. at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Indenture, dated as of March 15, 2023, among Ritchie Bros. Auctioneers Incorporated, Ritchie Bros. Holdings Inc. and U.S. Bank Trust Company, National Association, as trustee, and U.S. Bank Trust Company, National Association, as collateral agent, relating to Ritchie Bros. Holdings Inc.’s 6.750% Senior Secured Notes due 2028 (includes form of note).

4.2	Indenture, dated as of March 15, 2023, among Ritchie Bros. Auctioneers Incorporated, Ritchie Bros. Holdings Inc. and U.S. Bank Trust Company, National Association, as trustee, relating to Ritchie Bros. Holdings Inc.’s 7.750% Senior Notes due 2031 (includes form of note).

99.1	Escrow and Security Agreement, dated as of March 15, 2023, among Ritchie Bros. Holdings Inc., U.S. Bank Trust Company, National Association, as escrow agent, and U.S. Bank Trust Company, National Association, as trustee, relating to the Issuer’s 6.750% senior secured notes due 2028.

99.2	Escrow and Security Agreement, dated as of March 15, 2023, among Ritchie Bros. Holdings Inc., U.S. Bank Trust Company, National Association, as escrow agent, and U.S. Bank Trust Company, National Association, as trustee, relating to the Issuer’s 7.750% senior notes due 2031.

99.3	Press Release announcing the closing of the Notes Offering, dated March 15, 2023.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITCHIE BROS. AUCTIONEERS INCORPORATED

By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

Date: March 15, 2023